                                 EXHIBIT 23.2


                         Consent of Mauldin & Jenkins

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 5, 1996, appearing on Page F-48 of the Prospectus filed as part of the Registration Statement of Westside Financial Corporation (now known as First Sterling Banks, Inc.) on Form S-4 filed with the Securities and Exchange Commission on May 23, 1996.


                                       /s/ MAULDIN & JENKINS, LLC


Atlanta, Georgia
October 29, 1996